UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 4, 2007

NVR, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Virginia	1-12378	54-1394360
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

11700 Plaza America Drive, Suite 500, Reston, Virginia		20190
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	703-956-4000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 4, 2007, the shareholders of NVR, Inc. ("NVR") approved an amendment to NVR’s Restated Articles of Incorporation to provide for majority voting for NVR’s directors in uncontested elections. As disclosed in NVR’s 2007 definitive proxy statement filed with the Securities and Exchange Commission on March 21, 2007 (the "Proxy Statement"), NVR’s Board previously approved conforming changes to NVR’s Bylaws to become effective upon shareholder approval of the majority voting amendment to NVR’s Restated Articles of Incorporation. The Bylaws were also amended to clarify the advance notice provisions applicable to proposals to be brought before an annual meeting upon the motion of a shareholder. The effective date of the amendments to the Restated Articles of Incorporation and Bylaws is May 4, 2007. For a description of the amendments, see the discussion in the Proxy Statement under the caption "Amendment to Restated Articles of Incorporation."

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NVR, Inc.

May 4, 2007	By:	/s/ Dennis M. Seremet

Name: Dennis M. Seremet
Title: Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Restated Articles of Incorporation of NVR, Inc.
99.2	NVR, Inc. Bylaws